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                                                                    Exhibit 99.5

Deal                         MLMI 2005-NC1
---------------------
 Date                                1/25/2005
 Deal Size
Other DEAL INFO
---------------
Lead                         ML
Originator[s]                 NEW CENTURY(100.00%)
Servicer[s]                   WILSHIRE(100.00%)
Raters                       S&P/Moody's
POOL SUMMARY DATA
-----------------
Agency Conforming                        82.36
Non Conforming                           17.64
Prefunding (if any)
No of Loans                               6006
Average Loan Size                    168308.96
WAC                                    7.28253
WA LTV                                   78.44
% First Lien                             97.93
% Owner Occ                               95.4
% Purchase                               33.08
% Cash out                               62.53
% Full Doc                               55.37
% Reduced/Limited Doc                     4.06
% Stated Income                          40.57
% No docs                                    0
WA FICO                                    612
FICO Range                    500 to 810
Mortgage Indices
----------------
Floating Rate Mortgages                  84.18
Fixed Rate                               15.82
2/28 Float                               78.35
3/27 Float                                3.53
5/25 Float                                   0
IO Mortgages                             20.45
LOAN SIZE
---------
Loans < 100k                             13.14
Loans < 75k                               6.22
Loans > 350k                             20.85
Loans > 500k                              3.44
Loans > 750k                                 0
Income Strats
-------------
Average DTI                              40.87
DTI 40-45%                               23.03
DTI 45-50%                               32.75
DTI 50-55%                                5.62
DTI > 55%                                 0.16

GEOGRAPHIC
----------
California                           41.35
North California                     14.27
South California                     27.08
Florida                               5.97
Illinois                              2.42
Michigan                              2.05
Texas                                 4.87
Colorado                              1.39
New York                              5.43
New Jersey                            3.96
Virginia                              2.15
Washington                            2.13
Mass                                  2.67
Property Type
-------------
Single Prop                          75.16
PUD                                  12.08
2-4 Family                            7.41
Condo                                 5.35
MH                                       0
FICO
----
Fico < 600                           45.33
Fico < 580                           34.09
Fico < 560                           25.25
Below 520                             6.36
521 - 540                             9.22
541 - 560                              9.8
561 - 580                              8.8
581 - 600                            11.55
601- 620                             10.36
621 - 640                            10.23
641 - 660                            10.32
661 - 680                             8.04
681 - 700                             5.88
701-720                               3.71
721 - 740                             1.84
Above 740                             3.56
LTV
---
<=50                                  2.44
50.01-55                              1.62
55.01-60                              2.67
60.01-65                              5.37
65.01-70                              7.45
70.01-75                             11.46
75.01-80                             35.17
80.01-85                             15.29
85.01-90                             12.07
90.01-95                              3.78
95.01-100                             2.68
> 100%                                   0
> 80%                                33.82
> 90%                                 6.46

Average Seasoning                        4
% > 3 months                         99.94
mortgage insurance if any                0
MI providers                 No MI
excess spread - ave 1st yr
DELINQUENCIES
-------------
30-59 day past                        1.13